SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2002

ARDEN REALTY LIMITED PARTNERSHIP

                                                    Maryland                                                 000-30571                                                   95-4599813
                                       (State of other jurisdiction of                                (Commission                                             (I.R.S. Employer
                                                 Incorporation)                                             File Number)                                            Identification No.)

11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025
(Address of principal executive offices) (Zip Code)

(310) 966-2600
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.     Regulation FD Disclosure.

On August 14, 2002, the registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the registrant has provided to the Securities and Exchange Commission certifications by the chief executive officer and chief financial officer of its general partner, Arden Realty, Inc., as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002. In addition, the registrant provided to the Securities and Exchange Commission certifications from four other executive officers of Arden Realty, Inc.

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

             (i)         the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

             (ii)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:         August 14, 2002
                                                                                                                                                            /s/ Richard S. Ziman
                                                                                                                                                            Richard S. Ziman
                                                                                                                                                            Chairman of the Board and
                                                                                                                                                            Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

             (i)         the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

             (ii)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:         August 14, 2002
                                                                                                                                                            /s/ Richard S. Davis
                                                                                                                                                            Richard S. Davis
                                                                                                                                                            Senior Vice President and
                                                                                                                                                            Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

2

Certification of President

The undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

             (i)         the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

             (ii)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:         August 14, 2002
                                                                                                                                                            /s/ Victor J. Coleman
                                                                                                                                                            Victor J. Coleman
                                                                                                                                                            President, Chief Operating Officer
                                                                                                                                                            and Director

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Executive Vice President

The undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

             (i)         the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

             (ii)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:         August 14, 2002
                                                                                                                                                            /s/ Andrew J. Sobel
                                                                                                                                                            Andrew J. Sobel
                                                                                                                                                            Executive Vice President - Strategic
                                                                                                                                                            Planning and Operations

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

3

Certification of Senior Vice President

The undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

             (i)         the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

             (ii)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:         August 14, 2002
                                                                                                                                                            /s/ Robert C. Peddicord
                                                                                                                                                            Robert C. Peddicord
                                                                                                                                                            Senior Vice President - Leasing
                                                                                                                                                            and Operations

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of General Counsel

The undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

             (i)         the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

             (ii)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:         August 14, 2002
                                                                                                                                                            /s/ David A. Swartz
                                                                                                                                                            David A. Swartz
                                                                                                                                                            General Counsel and Secretary

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         August 14, 2002
                                                                                                                                                            ARDEN REALTY LIMITED PARTNERSHIP

                                                                                                                                                            By:  Arden Realty, Inc.
                                                                                                                                                            Its:  General Partner

                                                                                                                                                            /s/ Richard S. Davis
                                                                                                                                                            Richard S. Davis
                                                                                                                                                            Senior Vice President and
                                                                                                                                                            Chief Financial Officer